Exhibit 99.1

ImmuCell

ImmuCell Announces Bank Debt Refinancing

For Immediate Release

PORTLAND, Maine – August 12, 2025 – ImmuCell Corporation (Nasdaq: ICCC) (“ImmuCell” or the “Company”), a growing animal health company that develops, manufactures and markets scientifically proven and practical products that improve the health and productivity of dairy and beef cattle, today announced it has successfully refinanced a portion of its bank debt.

Management’s Discussion:

Proceeds from a new loan from Maine Community Bank (MCB) in the principal amount of $2,327,119, bearing interest at a fixed rate of 6.5% per annum, were used to pay off a loan with an outstanding balance of $1,525,852 from MCB that was bearing interest at a fixed rate of 7% per annum and a loan with an outstanding balance of $768,209 from the Finance Authority of Maine (FAME) that was bearing interest at a fixed rate of 8% per annum. The two loans that were paid off carried balloon principal payments aggregating approximately $1,946,000 due during the third quarter of 2026. The new loan has a five-year amortization schedule through the third quarter of 2030.

“This represents a continuance of our very productive relationship with MCB,” commented Michael F. Brigham, President and CEO of ImmuCell. “We also appreciate the support from FAME for providing the smaller loan to us directly and also providing 50% loan insurance on the MCB loan when we needed it most during mid-2023. By paying off the FAME loan early, the funds can now be used by others in the State of Maine.”

Conference Call:

The Company is planning to host a conference call on Friday, August 15, 2025 at 9:00 AM ET to discuss the unaudited financial results for the quarter ended June 30, 2025. Interested parties can access the conference call by dialing (844) 855-9502 (toll free) or (412) 317-5499 (international). A teleconference replay of the call will be available until August 22, 2025 at (877) 344-7529 (toll free) or (412) 317-0088 (international), utilizing replay access code #5659118. Investors are encouraged to review the Company’s updated Corporate Presentation slide deck that provides an overview of the Company’s business and is available under the “Investors” tab of the Company’s website at www.immucell.com, or by request to the Company. An updated version of the slide deck will be made available after the market closes on Thursday, August 14, 2025.

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About ImmuCell:

ImmuCell Corporation's (Nasdaq: ICCC) purpose is to create scientifically proven and practical products that improve the health and productivity of dairy and beef cattle. ImmuCell manufactures and markets First Defense®, which provides Immediate Immunity™ to newborn dairy and beef calves, and is developing Re-Tain®, a novel treatment for subclinical mastitis in dairy cows without FDA-required milk discard or pre-slaughter withdrawal label restrictions that provides an alternative to traditional mastitis antibiotics. Press releases and other information about the Company are available at: http://www.immucell.com.

Contacts:	Michael F. Brigham, President and CEO

Timothy C. Fiori, Chief Financial Officer

ImmuCell Corporation

(207) 878-2770

Joe Diaz, Robert Blum and Joe Dorame

Lytham Partners, LLC

(602) 889-9700

iccc@lythampartners.com

Cautionary Note Regarding Forward-Looking Statements (Safe Harbor Statement):

This Press Release and the statements to be made in the related conference call referenced herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and will often include words such as “expects”, “may”, “anticipates”, “aims”, “intends”, “would”, “could”, “should”, “will”, “plans”, “believes”, “estimates”, “targets”, “projects”, “forecasts”, “seeks” and similar words and expressions. Such statements include, but are not limited to, any forward-looking statements relating to: our plans, goals and strategies for our business; projections of future financial or operational performance; the timing and outcome of pending or anticipated applications for regulatory approvals and pending or anticipated regulatory inspections of our facilities and those of our contract manufacturers; future demand for our products; future adoption of Re-Tain® by dairy producers; growth in acceptance of our First Defense® product line by dairy and beef producers; the impact of international disputes (including Russia’s invasion of Ukraine and unrest in the Middle East) on the world economy including inflation and the price and availability of grain and oil; the impact of the global supply-chain disruptions on our ability to obtain, in a timely and cost-effective fashion, all the supplies and components we need to produce our products; the impact of inflation, tariffs and rising interest rates on our operating expenses and financial results; the scope and timing of ongoing and future product development work and commercialization of our products; future costs of product development efforts; future incidence rates of subclinical mastitis and producers’ level of interest in treating subclinical mastitis; the expected efficacy of new products; estimates about the market size for our products; future market share of and revenue generated by current products and products still in development; our ability to increase production output and reduce costs of goods sold per unit; the adequacy of our own manufacturing facilities or those of third parties with which we have contractual relationships to meet demand for our products on a timely basis; the impacts of backlogs on customer relationships; the efficacy of our contamination remediation efforts; whether or not we will experience future contamination events; the anticipated costs of (or time to complete) planned expansions of our manufacturing facilities and the adequacy of our funds available for these projects; the robustness of our manufacturing processes to meet future demand and related technical issues; estimates about our future production capacity, efficiency and yield; the salability of products currently held in inventory pending regulatory approval; future regulatory requirements relating to our products; future expense ratios and margins; the future consequences and effectiveness of our investments in our business; future compliance with, or waivers of, bank debt covenants; anticipated changes in our manufacturing capabilities and efficiencies; our future effectiveness in competing against competitors within both our existing and our anticipated product markets; projections about depreciation expense and its impact on income for book and tax return purposes; and any other statements that are not historical facts. These statements are intended to provide management's current expectation of future events as of the date of this earnings release, are based on management's estimates, projections, beliefs and assumptions as of the date hereof; and are not guarantees of future performance. Such statements involve known and unknown risks and uncertainties that may cause the Company's actual results, financial or operational performance or achievements to be materially different from those expressed or implied by these forward-looking statements, including, but not limited to, those risks and uncertainties relating to: difficulties or delays in development, testing, regulatory approval, production and marketing of our products (including the First Defense® product line and Re-Tain®), competition within our anticipated product markets, customer acceptance of our new and existing products, product performance, alignment between our manufacturing resources and product demand (including the consequences of backlogs), uncertainty associated with the timing and volume of customer orders as we come out of a prolonged backlog, adverse impacts of supply chain disruptions on our operations and customer and supplier relationships, commercial and operational risks relating to our current and planned expansion of production capacity, and other risks and uncertainties detailed from time to time in filings we make with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K and our Current Reports on Form 8-K. Such statements involve risks and uncertainties and are based on our current expectations, but actual results may differ materially due to various factors. In addition, there can be no assurance that future risks, uncertainties or developments affecting us will be those that we anticipate. We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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